Short Term Loan	6 Months Ended
Jun. 30, 2026
Eos SENOLYTIXS Inc [Member]
Short-Term Debt [Line Items]
Short Term Loan

7.	SHORT TERM LOAN

On February 12, 2026, the Company received $100,000 from an unrelated third-party investor in advance of negotiations regarding a larger financing. The Company ultimately entered into a Convertible Notes Payable (See Note 14) and the Series A Preferred Stock Private Placement Offering (Note 15) in lieu of accepting the unrelated third-party investor’s proposed financing terms, and as a result, the Company expects to return the $100,000 prior to the closing of the Merger, unless the investor agrees to invest such funds in the Series A Preferred Financing Stock Private Placement Offering. The $100,000 is recorded as a short-term, unsecured, non-interest-bearing obligation.